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                                                                    EXHIBIT 21.1

                                       SUBSIDIARY                                 JURISDICTION OF
                                       ----------                                 ---------------
                                                                                    ORGANIZATION
                                                                                  ---------------
KILGORE-GREEN FUNERAL HOME, INC.                                                      ALABAMA
S.E. CEMETERIES OF ALABAMA, INC.                                                      ALABAMA
S.E. COMBINED SERVICES OF ALABAMA, INC.                                               ALABAMA
S.E. FUNERAL HOMES OF ALABAMA, INC.                                                   ALABAMA
FOREST HILLS CEMETERY, INC.                                                           ARKANSAS
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.                                                ARKANSAS
GRIFFIN-LEGGETT, INC.                                                                 ARKANSAS
GROSS FUNERAL HOME, INC.                                                              ARKANSAS
REST HILLS MEMORIAL PARK, INC.                                                        ARKANSAS
S.E. FUNERAL HOMES OF ARKANSAS, INC.                                                  ARKANSAS
ALL SOULS MORTUARY, INC.                                                             CALIFORNIA
ASHES TO ASHES, INC.                                                                 CALIFORNIA
ASSUMPTION MORTUARY, INC.                                                            CALIFORNIA
BARSTOW FUNERAL HOMES, INC.                                                          CALIFORNIA
BUCHHEIM FAMILY, INC.                                                                CALIFORNIA
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.                                    CALIFORNIA
CATALINA CHANNEL CREMATION SOCIETY                                                   CALIFORNIA
CATHOLIC MORTUARY SERVICES, INC.                                                     CALIFORNIA
DeYOUNG MEMORIAL CHAPEL, INC.                                                        CALIFORNIA
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY                                           CALIFORNIA
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.                                 CALIFORNIA
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.                                      CALIFORNIA
HOPSON MORTUARY, INC.                                                                CALIFORNIA
LASSILA FUNERAL CHAPELS, INC.                                                        CALIFORNIA
LOMBARD & CO.                                                                        CALIFORNIA
N.D. DAVIS & ASSOCIATES, INC.                                                        CALIFORNIA
QUEEN OF HEAVEN MORTUARY, INC.                                                       CALIFORNIA
RESURRECTION MORTUARY, INC.                                                          CALIFORNIA
RIVER CITIES FUNERAL CHAPEL, INC.                                                    CALIFORNIA
S.E. ACQUISITION OF CALIFORNIA, INC.                                                 CALIFORNIA
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.                                         CALIFORNIA
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.                                       CALIFORNIA
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.                                      CALIFORNIA
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.                        CALIFORNIA
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.                                       CALIFORNIA
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.                                       CALIFORNIA
SAN DIEGO CEMETERY ASSOCIATION                                                       CALIFORNIA
SAN FERNANDO MISSION MORTUARY, INC.                                                  CALIFORNIA
SANTA BARBARA FUNERAL SERVICES, INC.                                                 CALIFORNIA
SANTA CLARA MORTUARY, INC.                                                           CALIFORNIA
SCOVERN MORTUARY, A CALIFORNIA CORPORATION                                           CALIFORNIA
SDCA HOLDINGS, INC.                                                                  CALIFORNIA
SIMPLICITY PLAN OF CALIFORNIA, INC.                                                  CALIFORNIA
STEWART PRE-NEED SERVICES, INC.                                                      CALIFORNIA
STRICKLIN/SNIVELY MORTUARY                                                           CALIFORNIA
VICTOR V. DESROSIER, INC.                                                            CALIFORNIA
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.                                          CALIFORNIA
SENTINEL CREMATION SOCIETIES, INC.                                                    DELAWARE
A.P. BOZA FUNERAL HOME, INC.                                                          FLORIDA
ALL FAITHS MEMORIAL PARK, INC.                                                        FLORIDA
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.                               FLORIDA

                                       SUBSIDIARY                                 JURISDICTION OF
                                       ----------                                 ---------------
                                                                                    ORGANIZATION
                                                                                  ---------------
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.                                                 FLORIDA
BAY AREA CREMATORY, INC.                                                              FLORIDA
BETH DAVID MEMORIAL CHAPEL, INC.                                                      FLORIDA
BRUCE OCALA FUNERAL HOME, INC.                                                        FLORIDA
CEMETERY MANAGEMENT, INC.                                                             FLORIDA
CHAPEL HILL CEMETERY, INC.                                                            FLORIDA
CURRY & SON FUNERAL HOME, INC.                                                        FLORIDA
DAVID C. GROSS FUNERAL HOME, INC.                                                     FLORIDA
FLORIDA HILLS MEMORIAL GARDENS, INC.                                                  FLORIDA
GARDEN OF MEMORIES, INC.                                                              FLORIDA
GLEN HAVEN MEMORIAL PARK, INC.                                                        FLORIDA
GOOD SHEPHERD MEMORIAL GARDENS, INC.                                                  FLORIDA
HIGHLAND MEMORY GARDENS, INC.                                                         FLORIDA
HUBBELL FUNERAL HOME AND CREMATORY, INC.                                              FLORIDA
KENT R. PALMER, INC.                                                                  FLORIDA
KICLITER FUNERAL HOME, INC.                                                           FLORIDA
MADCEM OF FLORIDA, INC.                                                               FLORIDA
MEMORIAL PARK CEMETERY, INC.                                                          FLORIDA
MEMORIAL SUNSET PARK, INC.                                                            FLORIDA
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.                                          FLORIDA
ROBERTS FUNERAL HOME, INC.                                                            FLORIDA
ROYAL PALM MEMORIAL GARDENS, INC.                                                     FLORIDA
SEMORAN FUNERAL HOME, INC.                                                            FLORIDA
SOUTH DADE-PALMS MEMORIAL PARK, INC.                                                  FLORIDA
SYLVAN ABBEY MEMORIAL PARK, INC.                                                      FLORIDA
THE SIMPLICITY PLAN, INC.                                                             FLORIDA
TRINITY MEMORIAL GARDENS OF LAKELAND, INC.                                            FLORIDA
TURNER CREMATORY, INC.                                                                FLORIDA
TURNER FUNERAL HOMES, INC.                                                            FLORIDA
WALSH & WOOD FUNERAL HOME, INC.                                                       FLORIDA
WOODLAWN MEMORY GARDENS, INC.                                                         FLORIDA
WOODLAWN PARK CEMETERY COMPANY                                                        FLORIDA
CHEATHAM HILL MEMORIAL PARK, INC.                                                     GEORGIA
EASTLAWN CORPORATION                                                                  GEORGIA
GARNER FAMILY FUNERAL HOME, INC.                                                      GEORGIA
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.                                            GEORGIA
HAISTEN FUNERAL HOMES, INC.                                                           GEORGIA
HIGGINS AND SON FUNERAL HOME, INC.                                                    GEORGIA
HOLLY HILL MEMORIAL PARK, INC.                                                        GEORGIA
ROSEHAVEN FUNERAL HOME & CEMETERY, INC.                                               GEORGIA
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.                                           GEORGIA
S.E. FUNERAL HOMES OF ILLINOIS, INC.                                                  ILLINOIS
KNUTSON FUNERAL HOMES, INC.                                                             IOWA
PAULEY FUNERAL HOME, INC.                                                               IOWA
RUNYAN MANGOLD, INC.                                                                   KANSAS
ACME MAUSOLEUM CORPORATION                                                           LOUISIANA
EMPRESAS STEWART - CEMENTERIOS, INC.                                                 LOUISIANA
EMPRESAS STEWART - FUNERARIAS, INC.                                                  LOUISIANA
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)                                      LOUISIANA
LAKE LAWN PARK, INC.                                                                 LOUISIANA
S.E. AUSTRALIA, INC.                                                                 LOUISIANA
S.E. CEMETERIES OF LOUISIANA, INC.                                                   LOUISIANA
S.E. FUNERAL HOMES OF LOUISIANA, INC.                                                LOUISIANA

                                       SUBSIDIARY                                 JURISDICTION OF
                                       ----------                               --------------------
                                                                                    ORGANIZATION
                                                                                --------------------
S.E. SOUTH-CENTRAL, INC.                                                             LOUISIANA
STEWART ENTERPRISES (EUROPE) INC.                                                    LOUISIANA
STEWART RESOURCE CENTER, INC.                                                        LOUISIANA
STEWART SERVICES, INC.                                                               LOUISIANA
BOUNDS FUNERAL HOME, INC.                                                             MARYLAND
CEDAR HILL CEMETERY COMPANY, INC.                                                     MARYLAND
CREST LAWN MEMORIAL GARDENS, INC.                                                     MARYLAND
DRUID RIDGE CEMETERY COMPANY                                                          MARYLAND
FORT LINCOLN CEMETERY, INC.                                                           MARYLAND
FORT LINCOLN FUNERAL HOME, INC.                                                       MARYLAND
GALLERY GRANITE CORPORATION                                                           MARYLAND
HILLCREST MEMORIAL CEMETERY, INC.                                                     MARYLAND
HINES-RINALDI FUNERAL HOME, INC.                                                      MARYLAND
JOHN M. TAYLOR FUNERAL HOME, INC.                                                     MARYLAND
LOUDON PARK CEMETERY COMPANY                                                          MARYLAND
LOUDON PARK FUNERAL HOME, INC.                                                        MARYLAND
NATIONAL HARMONY MEMORIAL PARK, INC.                                                  MARYLAND
PARKLAWN, INC.                                                                        MARYLAND
PARKWOOD MANAGEMENT COMPANY                                                           MARYLAND
S.E. MID-ATLANTIC, INC.                                                               MARYLAND
SIMPLE TRIBUTE OF MARYLAND, INC.                                                      MARYLAND
THE PARKWOOD CEMETERY COMPANY                                                         MARYLAND
WILLIAM W. CHAMBERS, INC.                                                             MARYLAND
LAKEWOOD MEMORIAL PARK, INC.                                                        MISSISSIPPI
D.W. NEWCOMER'S SONS, INC.                                                            MISSOURI
DWN PROPERTIES, INC.                                                                  MISSOURI
FUNERAL SECURITY PLANS, INC.                                                          MISSOURI
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION                                        NEBRASKA
WEST LAWN CEMETERY                                                                    NEBRASKA
STEWART CEMENTERIOS PUERTO RICO HOLDING II B.V.                                     NETHERLANDS
STEWART CEMENTERIOS PUERTO RICO HOLDING I B.V.                                      NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING II. B.V.                                     NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING I B.V.                                       NETHERLANDS
STEWART INTERNATIONAL (NETHERLANDS) B.V.                                            NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING II B.V.                              NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING I B.V.                               NETHERLANDS
                                                                                    NETHERLANDS
STEWART WORLDWIDE N.V.                                                                ANTILLES
NEPTUNE SOCIETY OF NEVADA, INC.                                                        NEVADA
RENO MEMORIAL, INC.                                                                    NEVADA
S.E. ACQUISITION OF NEVADA, INC.                                                       NEVADA
S.E. ACQUISITION OF RENO, NEVADA, INC.                                                 NEVADA
GORNY & GORNY PATERSON-CLIFTON MORTUARY                                              NEW JERSEY
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.                                        NEW JERSEY
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.                                       NEW MEXICO
C.J. APPLEGATE AND SONS, INC.                                                         NEW YORK
CORNELL & DAGGETT, INC.                                                               NEW YORK
GARDINIER COLLETTI MEMORIAL HOME, INC.                                                NEW YORK
MURPHY FUNERAL SERVICE, INC.                                                          NEW YORK
OTTO REDANZ FUNERAL HOME, INC.                                                        NEW YORK
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.                                          NEW YORK
STRONG & BURNS FUNERAL HOME, INC.                                                     NEW YORK
CATAWBA MEMORIAL PARK, INC.                                                        NORTH CAROLINA

                                       SUBSIDIARY                                 JURISDICTION OF
                                       ----------                                 ---------------
                                                                                    ORGANIZATION
                                                                                  ---------------
EVANS FUNERAL HOME, INC.                                                           NORTH CAROLINA
GARRETT - HILLCREST, INC.                                                          NORTH CAROLINA
MCLAURIN'S FUNERAL HOME, INC.                                                      NORTH CAROLINA
MONTLAWN MEMORIAL PARK, INC.                                                       NORTH CAROLINA
S.E. CEMETERIES OF NORTH CAROLINA, INC.                                            NORTH CAROLINA
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.                                         NORTH CAROLINA
FINE FINISHES, INC.                                                                NORTH CAROLINA
TAYLOR M. SIMPSON CO.                                                              NORTH CAROLINA
AMLING/SCHROEDER FUNERAL SERVICE, INC.                                                 OREGON
CASCADE CREMATORY, INC.                                                                OREGON
CHAPEL OF THE ROSES, INC.                                                              OREGON
CHAPEL OF THE VALLEY FUNERAL HOME, INC.                                                OREGON
DUTTON, INC.                                                                           OREGON
S.E. GREENWOOD, INC.                                                                   OREGON
J.P. FINLEY AND SON MORTUARY, INC.                                                     OREGON
S.E. BEND NR, INC.                                                                     OREGON
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.                                         OREGON
S.E. ACQUISITION OF OREGON, INC.                                                       OREGON
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.                                            OREGON
SUNSET HILLS MEMORIAL PARK                                                             OREGON
S.E. BEND TDHM, INC.                                                                   OREGON
BENJAMIN FRANKLIN  P. M., INC.                                                      PENNSYLVANIA
GEORGE WASHINGTON MEMORIAL PARK, INC.                                               PENNSYLVANIA
KIRK & NICE SUBURBAN CHAPEL, INC.                                                   PENNSYLVANIA
KIRK & NICE, INC.                                                                   PENNSYLVANIA
PET HAVEN, INC.                                                                     PENNSYLVANIA
S.E. ACQUISITION OF PENNSYLVANIA, INC.                                              PENNSYLVANIA
SUNSET MEMORIAL PARK COMPANY                                                        PENNSYLVANIA
EMPRESAS STEWART - CEMENTARIOS                                                      PUERTO RICO
EMPRESAS STEWART - FUNERARIAS                                                       PUERTO RICO
THE SIMPLICITY PLAN OF PUERTO RICO                                                  PUERTO RICO
DUNBAR FUNERAL HOME                                                                SOUTH CAROLINA
S.E. CEMETERIES OF SOUTH CAROLINA, INC.                                            SOUTH CAROLINA
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.                                     SOUTH CAROLINA
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.                                         SOUTH CAROLINA
MONTE VISTA BURIAL PARK, INC.                                                        TENNESSEE
MT. JULIET MEMORIAL GARDENS, INC.                                                    TENNESSEE
NAVE FUNERAL HOME OF LEBANON, INC.                                                   TENNESSEE
S.E. COMBINED SERVICES OF TENNESSEE, INC.                                            TENNESSEE
S.E. FUNERAL HOMES OF TENNESSEE, INC.                                                TENNESSEE
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.                                    TENNESSEE
ABBEY PLAN OF TEXAS, INC.                                                              TEXAS
BELEW FUNERAL HOME, INC.                                                               TEXAS
EMERALD HILLS FUNERAL CORPORATION                                                      TEXAS
GUARDIAN CREMATION SOCIETY, INC.                                                       TEXAS
LYONS FUNERAL HOME, INC.                                                               TEXAS
PASADENA FUNERAL HOME, INC.                                                            TEXAS
S.E. FUNERAL HOMES OF TEXAS, INC.                                                      TEXAS
S.E. CEMETERIES OF TEXAS, INC.                                                         TEXAS
SIMPLICITY PLAN OF TEXAS, INC.                                                         TEXAS
INVESTORS TRUST, INC.                                                                  TEXAS
CLINCH VALLEY MEMORIAL CEMETERY, INC.                                                 VIRGINIA
EVERLY FUNERAL HOMES, INCORPORATED                                                    VIRGINIA

                                       SUBSIDIARY                                 JURISDICTION OF
                                       ----------                                 ---------------
                                                                                    ORGANIZATION
                                                                                  ---------------
EVERLY PFP, INC.                                                                      VIRGINIA
MONTICELLO MEMORY GARDENS, INC.                                                       VIRGINIA
S.E. CEMETERIES OF VIRGINIA, INC.                                                     VIRGINIA
S.E. FUNERAL HOMES OF VIRGINIA, INC.                                                  VIRGINIA
CREMATION SOCIETY NORTHWEST, INC.                                                    WASHINGTON
E.R. BUTTERWORTH & SONS                                                              WASHINGTON
S.E.E.S. OF VANCOUVER, INC.                                                          WASHINGTON
S.E. ACQUISITION OF WASHINGTON, INC.                                                 WASHINGTON
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.                                           WEST VIRGINIA
CASDORPH & CURRY FUNERAL HOME, INC.                                                WEST VIRGINIA
EASTERN CEMETERY ASSOCIATES, INC.                                                  WEST VIRGINIA
KANAWHA PLAZA PARTNERSHIP                                                          WEST VIRGINIA
KLINGEL-CARPENTER MORTUARY, INC.                                                   WEST VIRGINIA
LOI CHARLESTON, INC.                                                               WEST VIRGINIA
NATIONAL EXCHANGE TRUST, LTD.                                                      WEST VIRGINIA
NATIONAL FUNERAL SERVICES, INCORPORATED                                            WEST VIRGINIA
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.                                    WEST VIRGINIA
S.E. CEMETERIES OF WEST VIRGINIA, INC.                                             WEST VIRGINIA
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.                                          WEST VIRGINIA
WILSON FUNERAL HOME, INC.                                                          WEST VIRGINIA
S.E. CEMETERIES OF WISCONSIN, INC.                                                   WISCONSIN